CALVERT AGGRESSIVE ALLOCATION FUND

Supplement to Summary Prospectus dated February 1, 2017 as revised April 10, 2017

The Board of Trustees of the Fund recently approved certain changes to the Fund described below, including changes to certain terms of the Fund shares.  These changes will be effective over the next few months on the dates set forth below.

In addition, effective on December 8, 2017, Class Y shares of the Fund will convert to Class I shares.  Thereafter, Class Y shares will be terminated.

1.

The following changes are effective immediately:

a.  The following is added as the second sentence in the first paragraph under “Fees and Expenses of the Fund”:

Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below.

b.

The expiration date of the expense reimbursements described in the footnote following the Annual Fund Operating Expenses table under  “Fees and Expenses of the Fund” is now January 31, 2019.

2.

The following change is effective October 10, 2017:

The following is added to the table under “0% to 30% of the Fund’s net assets” in “Principal Investment Strategies”:

Calvert Floating-Rate Advantage Fund.

3.

The following change is effective November 6, 2017:

a.

The names of the following Calvert Funds that may be underlying investment options for the Calvert Aggressive Allocation Fund are changed as follows:

Calvert Equity Portfolio is changed to Calvert Equity Fund
Calvert U.S. Large Cap Core Responsible Index Fund is changed to
     Calvert US Large-Cap Core Responsible Index Fund
Calvert U.S. Large Cap Growth Responsible Index Fund is changed to
     Calvert US Large-Cap Growth Responsible Index Fund
Calvert U.S. Large Cap Value Responsible Index Fund is changed to
     Calvert US Large-Cap Value Responsible Index Fund
Calvert Developed Markets Ex-U.S. Responsible Index Fund is changed to
     Calvert International Responsible Index Fund
Calvert U.S. Mid Cap Core Responsible Index Fund is changed to
     Calvert US Mid-Cap Core Responsible Index Fund
Calvert Capital Accumulation Fund is changed to Calvert Mid-Cap Fund
Calvert Small Cap Fund is changed to Calvert Small-Cap Fund
Calvert Bond Portfolio is changed to Calvert Bond Fund
Calvert Ultra-Short Income Fund is changed to Calvert Ultra-Short Duration Income Fund
Calvert Unconstrained Bond Fund is changed to Calvert Absolute Return Bond Fund

b.

The following replaces “Buying and Selling Shares” with respect to Class A, Class C and Class I shares.  Class Y shares will continue to be offered subject to the terms set forth under “Buying and Selling Shares”:

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class C shares are only available for purchase through a financial intermediary.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $1,000 for Class A and Class C, $250,000 for Class I and $1,000,000 for Class R6 (for Calvert Equity Portfolio) (waived in certain circumstances).  There is no minimum for subsequent investments.

4.

Effective December 7, 2017, the Fund will no longer offer Class Y shares.

October 6, 2017	27394 10.6.17